ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES
Accrued expenses due to vendors	$ 11,002	$ 16,342
Accounts payable due to vendors	2,756	6,453
Accrued property and franchise taxes	733	5,739
Accrued payroll and other employee related expenses	5,758	3,328
Other	5,021	1,115
Total accounts payable and other accrued liabilities	$ 25,270	$ 32,977